UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2023

LiveWire Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41511	98-4730333
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3700 West Juneau Avenue Milwaukee, WI	53208
(Address of principal executive offices)	(Zip Code)

(650) 447-8424

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	LVWR	New York Stock Exchange
Warrants to purchase common stock	LVWR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

The information set forth under Item 4.02 and Item 7.01 is incorporated into this Item 2.02 by reference.

Item 4.02.	Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Prior to the completion of its business combination transaction, LiveWire Group, Inc.’s (the “Company”) wholly-owned subsidiary, STACYC, delivered to a customer electric balance bikes without batteries, which were shipped separately a short time later. The Company has determined that it had prematurely recognized revenue at the time of delivery of the bikes of approximately $1.1 million and $1.8 million in the first and second quarters of 2022, respectively, with a related understatement of revenue in the third quarter of 2022. These amounts are subject to finalization in connection with the completion of the Company’s year-end procedures. The batteries were completely delivered by the end of the third quarter of 2022, which was required for the Company to be able to recognize revenue for the bikes as a finished unit.

On February 22, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, in consultation with members of the Company’s management, concluded that the Company’s quarterly financial statements for the three months ended March 27, 2022, the three and six months ended June 26, 2022 and the three months ended September 25, 2022, should no longer be relied upon.

There was no impact to the Company’s reported revenue or cash flow for the nine months ended September 25, 2022. The Company will include corrected quarterly financial statements for the affected quarters in its annual report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”), which the Company expects to file on or before March 6, 2023. The Company’s management is also currently assessing the effectiveness of its disclosure controls and procedures relating to the fiscal year ended December 31, 2022, which it plans to disclose on its 2022 Form 10-K.

The Audit Committee has discussed these matters with the Company’s independent registered public accounting firm, Ernst & Young LLP.

Forward Looking Statements

This Current Report contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 (as amended, the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”). All statements other than statements of historical facts contained in this Current Report may be forward-looking statements. Forward-looking statements contained in this Current Report include, but are not limited to, statements regarding the Company’s expectations regarding the impact of the error, including the approximate range of the prematurely recognized revenue, and its intention to restate the Company’s previously issued financial results; any identified weakness in the Company’s disclosure controls and procedures and the Company’s ability to remediate such material weakness; any delay in the filing of the 2022 Form 10-K with the SEC; the initiation of legal or regulatory proceedings with respect to the restatement and corrections; the adverse effects on the Company’s business, results of operations, financial condition and stock price as a result of the restatement and correction process; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the SEC available on the SEC’s website at www.sec.gov, including the 2022 Form 10-K. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

Item 7.01	Regulation FD Disclosure.

On February 24, 2023, Harley-Davidson, Inc. filed its Annual Report on Form 10-K (the “H-D 10-K”), which contained certain information related to the Company (the “Company Information”). A copy of the Company Information from the H-D 10-K is filed hereto as Exhibit 99.1 and incorporated herein by reference. Additionally, the following sections contained in the H-D 10-K are incorporated herein by reference:

•	“Item 1. Business—LiveWire Segment (LiveWire)”;

•	“Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations 2022 Compared to 2021—LiveWire Segment”;

•	“Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations 2021 Compared to 2020—LiveWire Segment”; and

•	“Item 7A. Quantitative and Qualitative Disclosures about Market Risk—LiveWire Segment.”

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	The Company Information from the H-D 10-K, dated February 24, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LiveWire Group, Inc.

Date: February 24, 2023	By:	/s/ Tralisa Maraj
	Name:	Tralisa Maraj
	Title:	Chief Financial Officer